SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934


Check the appropriate box:

[   ] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

                  ALPHA HOSPITALITY CORPORATION
          (Name of Registrant As Specified In Charter)

       Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).
[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:
Notes:

                        PRELIMINARY COPY
                  ALPHA HOSPITALITY CORPORATION
                      707 Skokie Boulevard
                            Suite 600
                      Northbrook, IL  60062

                INFORMATION STATEMENT AND NOTICE
        OF ACTION TAKEN WITHOUT A MEETING OF STOCKHOLDERS

      This  Information  Statement and  Notice  of  Action  Taken
Without  a  Meeting of Stockholders is being mailed on  or  about
February 10, 2003 to the stockholders of record of Alpha Hospitality Corporation ("Alpha") at the close of business on January 31, 2003 to provide information with respect an action taken by written consent of the holders of a majority of the outstanding shares of Alpha's common stock, $0.01 par value per share ("Common Stock").

      As set forth in greater detail herein, the written consent approves (i) the transfer of the voting power of 2,326,857 shares of Common Stock from The Bryanston Group, Inc. and its affiliates, Alpha's largest stockholder (together, "Bryanston"), to Robert A. Berman, Alpha's Chairman of the Board and Chief Executive Officer and (ii) the granting by Bryanston to Alpha of a three year option to reacquire up to 2,326,857 shares of Common Stock at a price of $2.12 per share (appropriately adjusted for any subsequent stock split, dividend, combination, or other recapitalization) (together, the "Recapitalization"). Consummation of the Recapitalization will result in a change in voting control and substantially change the ownership and capital structure of Alpha.

      You are being provided with this Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and Regulation 14C and Schedule 14C thereunder. The Recapitalization will not be consummated or become effective until at least 20 days after the mailing of this Information Statement.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
                        SEND US A PROXY.

BACKGROUND FOR ACTIONS TAKEN

       The following is a summary of the reasons for the Recapitalization and its material terms. This discussion of the Recapitalization is qualified in its entirety by reference to the full text of the Recapitalization Agreement between Alpha and Bryanston, a copy of which is attached hereto as Exhibit A.

      In October 1995, Catskill Development, LLC ("Catskill"), a New York limited liability company, was formed to pursue the development of a raceway property in Monticello, New York (the "Raceway"). Alpha Monticello, Inc., a wholly owned subsidiary of Alpha, a Voting Member of Catskill. Catskill's business plan envisioned the development of a Native American casino and three distinct lines of business: a) casino activities; b) real estate related activities; and c) gaming operations related to Monticello Raceway (the "Raceway"), including pari-mutuel and potential future video lottery terminals ("VLTs"). Catskill's plan is to enter into a contract with a federally recognized Native American Tribe to sell to it a parcel of land on the Raceway site and to work with such tribe to secure the necessary
state and federal approvals for the construction and operation of a casino. On June 3, 1996, Catskill acquired the Raceway and its surrounding properties for $10,000,000, and then set aside 29.31 acres of surrounding property for the development of a Native American casino.

      Alpha, by holding an interest in Catskill, is subject to regulation by various governmental agencies that regulate and license gaming activities. As part of such regulation, Alpha and its affiliates are generally required to be licensed or otherwise approved in each jurisdiction in which they operate, and are in turn subject to a determination of suitability with respect to their officers, directors and significant investors. For example, the New York Racing & Wagering Board upon a determination that it is inconsistent with the public interest, convenience or necessity or with the best interests of racing generally that any person continue to be a stockholder (of record or beneficially) in any entity that is licensed to engage in racing activities or that owns 25% or more of such licensed entity, may direct such stockholder to dispose of its interest in such entity. In the event that an officer, director, investor or creditor of a regulated entity or an affiliated entity were found to be unsuitable, the entity's license or other approval to conduct gaming activities could be revoked or conditioned upon, as the case may be, such officer or director resigning, the divestiture or termination of such investor's interests or the satisfaction of such creditor's indebtedness.

      In April 2002, each of Monty Hundley, Stanley Tollman and Brett Tollman was indicted by a federal grand jury on various counts of tax fraud and bank fraud. As each of these individuals is an affiliate of Bryanston, Bryanston's continued status as a stockholder of Alpha and a member of Catskill, places Catskill's current gaming licenses in jeopardy and could undermine its ability to obtain new licenses and find a suitable Native American partner with which to develop a casino. As a result of these factors, on December 10, 2002, pursuant to the Recapitalization Agreement, the Company also (i) issued an aggregate 336,496 shares of its Series E Preferred Stock, $.01 par value having a total liquidation amount of $3,364,960 to each of Bryanston in full satisfaction of an outstanding note in the amount of $1,528,167, Stanley Tollman ("Tollman") in full satisfaction of $1,528,167 of deferred compensation and Monty Hundley ("Hundley") in full satisfaction of $266,667 of deferred compensation, (ii) received a three year option to redeem all or any portion of (a) the Series E Preferred Stock issued to Bryanston, Tollman and Hundley, as described above, at its liquidation value plus all accrued and unpaid dividends and (b) subject to stockholder approval, Bryanston's 2,326,857 and Beatrice Tollman's 66,000 shares of Company common stock at a price of $2.12 per share (price per share based on an arm's length negotiation) , in either case, payable in cash or by delivery of a promissory note for the aggregate purchase price of the stock being redeemed, or a total of $4,932,937. Such promissory note is to be unsecured, bear interest at the rate of 7% per annum, and be payable in fixed installments over a three year period. Each such promissory note is to be subordinate to a bank note and may be prepaid by the Company at any time, without notice. Nevertheless, during the three year redemption period, each of Bryanston and Beatrice Tollman have granted Robert Berman, the Company's Chief Executive Officer, an irrevocable proxy to vote their shares of common stock, with full powers of substitution and revocation. However, pursuant to the terms of this agreement, the Option and the Proxy (collectively, the "Recapitalization") shall not become effective until stockholder approval for such transactions has been obtained. The written consent only approves (i) the transfer of the voting power of 2,326,857 shares of Common Stock from Bryanston to Robert A. Berman and (ii) the granting by Bryanston to Alpha of a three year option to reacquire up to 2,326,857 shares of Common Stock at a price of $2.12 per share (appropriately adjusted for any subsequent stock split, dividend, combination or other recapitalization).

       In addition to ensuring compliance with all gaming regulations, the Company carried out the Recapitalization in order to maintain its NASDAQ listing. On November 19, 2003 the Company received a letter from NASDAQ stating it had fallen below the minimum stockholders' equity requirement of $2,500,000 as of the Company's fiscal quarter ended September 30, 2002. As a result of the Recapitalization, the Company issued $17,306,960 of Series E Preferred Stock, which increased the Company's stockholders' equity to in excess of $6,000,000. On January 10, 2003, the Company received an extension from NASDAQ until January 17, 2003 to file with the SEC a public document demonstrating compliance with the minimum stockholder equity requirement. On January 16, 2003, the Company filed a Current Report on Form 8-K demonstrating compliance. On January 17, 2003, the Company received a letter from NASDAQ stating that based on the 8-K filing, it had determined the Company complies with the minimum stockholders' equity requirements and the matter had been closed.

     Further, on January 14, 2003 the Company received an additional letter from NASDAQ stating that it had failed to conduct its 2002 annual meeting within the prescribed period of time. Accordingly, NASDAQ has notified the Company that its securities are subject to delisting from the SmallCap Market. The Company has request and received an oral hearing to be conducted on February 27, 2003 for continued listing. Pending this hearing, the delisting has been stayed.



STOCKHOLDER APPROVAL AND CHANGE OF CONTROL

      Alpha has received the written consent of a majority of its stockholders approving the Recapitalization in lieu of a special stockholders meeting. The individuals signing such consent represent, under Delaware law, a sufficient number of shares to take the action without notice or a meeting of the stockholders. On or after the twentieth day following the mailing of this report to stockholders, this consent will become effective to approve the Recapitalization. Under Delaware law, there is no procedure whereby a stockholder not a party to the written consent may vote against the Recapitalization.

      The transfer by Bryanston of its voting power to Alpha's Chief Executive Officer pursuant to the Proxy will result in a change in control of Alpha. Moreover, in the event that Alpha exercises the Option, a further change in control will occur under which no individual stockholder or group of stockholders would be left with a controlling interest in Alpha. No assurance can be given that such Option exercise or change in control will occur.

RIGHTS OF DISSENTING STOCKHOLDERS

      Alpha stockholders are not entitled to any appraisal or similar rights and under Delaware law in connection with the approval and ratification of the Recapitalization.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      As of the record date, Alpha's authorized capitalization consisted of 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock. As of the record date, there were 4,971,183 shares of common stock outstanding, all of which were fully paid, non-assessable and 44,258 shares of Series B entitled to vote, all of which were fully paid, non-assessable and entitled to vote and 1,730,696 shares of Series E preferred stock outstanding, all of which were fully paid, non-assessable but not entitled to vote, except as may be required by law. Each share of Common Stock entitles its holder to one vote on each matter submitted to stockholders for a vote.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Alpha's shares of Common Stock as of January 31, 2003 by all those known by Alpha to be beneficial owners of more than 5% of its Common Stock, each director, each executive officer and all directors and executive officers of Alpha as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock indicated as being beneficially owned by them. Unless otherwise indicated, the address of each stockholder, director and executive officer listed below is c/o Alpha Hospitality Corporation, 707 Skokie Boulevard, Suite 600, Northbrook, Illinois 60062.


Title of Class        Name and Address       No. of         Percent
                                             Shares(1)     of Class(2)
Common Stock        Robert A. Berman (3)     2,878,000      56.81%
$.01 par value      Scott A. Kaniewski (4)     124,962       2.47
                    Thomas W. Aro (5)           46,200          *
                    Paul deBary (6)             62,103       1.27
                    Thomas P. Puccio (7)        15,000          *
                    William W. Hopson (8)       15,000          *
                    Bryanston Group,
                     Inc. (9)                2,326,857      46.81
                    1886 Route 52
                    Hopewell Junction, N.Y.
                   All Current Officers
                   and Directors as a
                   group without
                   duplicating shared
                   beneficial interest
                   (6 persons)
                   (3,4,5,6,7,8)            3,141,265      59.81%

* less than 1%


       (1) Except as noted below, each person exercises sole voting and dispositive power with respect to the shares reflected in the table, except for those shares of common stock that are issuable upon the exercise of options. Includes shares of common stock that may be acquired upon exercise of options or conversion of convertible securities that are presently exercisable or convertible or become exercisable or convertible within 60 days.

        (2) Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such owner (but not those held by any other owner) and that are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

     (3) Consists of 390,127 shares owned by Robert A. Berman, 95,016 shares issuable upon the exercise of an option granted under his employment agreement, 2,326,857 shares owned by Bryanston and 66,000 shares owned by Beatrice Tollman (with respect to such shares owned by

     Bryanston  and
     Beatrice Tollman, Robert A. Berman has exclusive voting rights for a three year period under the Bryanston Recapitalization Agreement dated December 10, 2002. Robert
     A. Berman disclaims beneficial ownership of any of the shares owned by Bryanston and Beatrice Tollman for any purpose other than voting. Debbie N. Berman, the wife of Robert A. Berman has sole power to vote or to direct the vote and sole power to dispose or to direct the disposition of 4,090 shares. Robert A. Berman disclaims beneficial ownership of such shares. Debbie N. Berman and Philip Berman, the brother of Robert A. Berman are co-trustees for the Berman Family Trust, which owns 12,272 and shares have joint power to vote or to direct the vote and joint power to dispose or to direct the disposition of the shares. Robert
     A. Berman disclaims beneficial ownership of such shares.

     (4) Consists of 1,440 shares owned by Scott A. Kaniewski, 28,506 shares owned by the Kaniewski Family Limited Partnership, which he is the general partner and a 1% limited partner (with respect to which Mr. Kaniewski has sole voting and disposition rights) and 95,016 shares issuable upon the exercise of an option granted under his employment agreement. Scott A. Kaniewski disclaims beneficial ownership of the 28,221 shares owned by the Kaniewski Family Limited Partnership for any other purposes other than voting and dispositive powers. Does not include 34,552 shares owned by the KFP Trust whose sole trustee is Stacey B. Kaniewski, the wife of Scott A. Kaniewski. Stacey
     B. Kaniewski has sole power to vote or direct the vote and sole power to dispose or direct the disposition of these shares. Scott A. Kaniewski disclaims beneficial ownership of the shares owned by the KFP Trust.

     (5) Includes 46,000 shares of common stock issuable upon the exercise of options granted to Thomas W. Aro, all of which options are currently exercisable.

     (6) Includes 47,103 shares owned by Paul deBary and 15,000 shares of common stock issuable upon the exercise of options granted, all of which options are currently exercisable.

     (7) Consists of 15,000 shares of common stock issuable upon the exercise of options granted to Thomas P. Puccio, all of which options are currently exercisable.

     (8) Consists of 15,000 shares of common stock issuable upon the exercise of options granted to William W. Hopson, all of which options are currently exercisable.

     (9) Robert A. Berman has exclusive voting rights for Bryanston shares for a three year period under the Bryanston Recapitalization Agreement dated December 10, 2002. Robert
     A. Berman disclaims beneficial ownership of any of the Bryanston Shares for any purpose other than voting.

                                                        EXHIBIT A

                   RECAPITALIZATION AGREEMENT

THIS RECAPITALIZATION AGREEMENT is made and entered into this 10th day of December, 2002, by and between ALPHA HOSPITALITY CORPORATION, a Delaware corporation (the "Company"), ALPHA MONTICELLO, INC., a Delaware corporation and a wholly owned subsidiary of the Company ("Alpha"), BRYANSTON GROUP, INC., a Georgia corporation ("BG"), STANLEY TOLLMAN, BEATRICE TOLLMAN and MONTY HUNDLEY (together with BG, Stanley Tollman and Beatrice Tollman, the "Stockholders").
RECITALS

WHEREAS, BG is the owner of 2,326,857 shares of common stock, $.01 par value per share (the "Common Stock") and Beatrice Tollman is the owner of 66,000 shares of Common Stock (the "Stockholder Shares");
WHEREAS, BG is the holder of a note issued to it by the Company with an unpaid balance of $1,570,126 (the "BG Note") and the Company is indebted to each of Stanley Tollman and Monty Hundley for $1,528,167 and $266,667, respectively, for unpaid compensation (together with the BG Note, the "Stockholder Debt"); WHEREAS, BG is the holder of a membership interest in Catskill Development L.L.C., a New York limited liability company ("Catskill Development");
WHEREAS, the Company desires to reconstitute its capital structure through (i) the issuance of a newly created series of redeemable preferred stock in full satisfaction of the Stockholder Debt, (ii) being granted the option to repurchase the Stockholder Shares and (iii) acquiring, in exchange for additional such preferred stock, BG's ownership interests in Catskill Development, in each case subject to the terms and conditions set forth herein ((i), (ii) and (iii) above are referred to collectively herein as the "Recapitalization"); and WHEREAS, the Stockholders desire (i) to receive the newly created series of preferred stock in exchange for the Stockholder Debt and the interests in Catskill Development, and (ii) the opportunity to receive a redemption price for the Stockholder Shares that currently represents a significant premium on the Common Stock's most recent closing bid price.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

recapitalization
Closing. The Closing under this Agreement (the "Closing") shall be held simultaneously with the execution of this Agreement. Such date on which the Closing is to be held is herein referred to as the "Closing Date." The Closing shall be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, 505 Park Avenue, New York, New York 10022, at 10:00 A.M. on such date, or at such other time and place as the Company, Alpha and the Stockholders may agree upon in writing.
Creation of Preferred Stock. A Certificate of Designation, setting forth the designation, preferences and other rights and qualifications of a new series of preferred designated Series E Preferred Stock (the "Preferred Stock"), in the form attached hereto as Exhibit A, has been filed with the Secretary of State of the State of Delaware and the Company has authorized the issuance and sale of up to 1,730,697 shares of such Preferred Stock.
Purchase of Membership Interests and Amendment of Catskill Operating Agreement. BG hereby irrevocably sells, assigns and transfers all of its rights, title and interests in and to Catskill

Development,  including  its  Voting  Membership   and
Preferred Capital Account and any other interests which it may have in and to the business and properties of Catskill Development (the "Catskill Interest"), to the Company in exchange for 1,394,200 shares of the Preferred Stock (representing a purchase price of $13,942,000 (the "Catskill Price"). BG agrees to take such further actions and execute and deliver such documents as may be necessary or reasonable to further effectuate and secure such sale, assignment and transfer to the Company and to comply with any regulatory or other government requirements in connection therewith.
Societe General Restructuring. The Company has restructured its indebtedness to Societe Generale by issuing Societe Generale a new promissory note in the principal amount of $1,600,000.
Debt Restructuring. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall restructure its indebtedness to certain of the Stockholders by issuing to each of them that number of shares of Preferred Stock set forth opposite such Stockholder's name on Schedule 1.5, which is attached hereto and made a part hereof, in exchange for forgiveness of the Stockholder Debt. At the Closing, the Company shall deliver to each such Stockholder a certificate or certificates, registered in such Stockholder's name as is set forth on Schedule 1.5, representing the number of shares of Preferred Stock being acquired hereunder, against cancellation of their respective obligations. The Stockholders shall acknowledge such cancellation by delivery, as the case may be, by BG of the BG Note and/or by Stanley Tollman and/or Monty Hundley of a letter in the form attached hereto as Exhibit B evidencing forgiveness of the Stockholder Debt.
Common Stock Repurchase Right.
      Subject to the terms and conditions of this Agreement, each of the Stockholders hereby grants a three (3) year option in favor of the Company (the "Common Purchase Option") to reacquire, at any time, or from time to time, and without prior notice, up to that number of shares of Common Stock (appropriately adjusted for any subsequent stock split, dividend, combination, or other recapitalization) (the "Common Option Shares") and at the purchase price (appropriately adjusted for any subsequent stock split, dividend, combination, or other recapitalization) (the "Common Repurchase Price") set forth opposite such Stockholder's name on Schedule 1.6, attached hereto and made a part hereof; provided, however, that the Common Purchase Option shall not become effective until the Company receives stockholder approval of this Agreement. The Common Purchase Option shall be exercised by delivery to the Stockholder of a written notice signed by an officer or director of the Company. The Company shall pay for the Common Option Shares it has elected to repurchase by cash or, in its sole discretion, delivery to the Stockholder of a promissory note, in the form attached hereto as Exhibit C (a "Note"), in the principal amount of the aggregate Common Repurchase Price for the number of shares of Common Stock being repurchased. Payment of the Common Repurchase Price shall be completed within five business days after notice of the exercise of the Common Purchase Option has been delivered to the Stockholder. Upon receipt of the Common Repurchase Price, whether in the form of cash or a Note, then, notwithstanding that any certificates for the shares of Common Option Shares so called for repurchase shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, and all rights with respect to such Common Option Shares shall immediately cease and terminate.

     All certificates representing any Common Option Shares subject to the provisions of this Agreement shall be delivered to the Company's transfer agent upon closing so that a legend referencing the restrictions imposed by this Agreement can be placed on such certificates.

Irrevocable Proxy. For three (3) years commencing on the date hereof, each of the Stockholders holding Common Option Shares irrevocably constitutes and appoints Robert Berman, the Company's Chief Executive Officer, or, in the event that Mr. Berman shall become incapacitated or deceased, Scott Kaniewski (the "Designee"), whether or not the Common Option Shares have been transferred into the name of the Designee or his nominee, as such Stockholder's proxy with full power, in the same manner, to the same extent and with the same effect as if such Stockholder were to do the same, in the sole discretion of the Designee, to vote such Common Option Shares, giving such Designee full power of substitution and revocation (the "Proxy"). The Proxy is coupled with an interest sufficient in law to support an irrevocable power and shall be irrevocable and shall survive the death, incapacity, dissolution or liquidation, as the case may be, of any Stockholder. Each Stockholder hereby revokes any proxy or proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation hereof until such time as this Agreement is no longer in full force and effect.
Preferred Stock Repurchase Right.
      Subject to the terms and conditions of this Agreement, each of the Stockholders hereby grants an option in favor of the
Company (the "Preferred Purchase Option") to reacquire, at any time, or from time to time, and without prior notice, up to that number of shares of Preferred Stock (appropriately adjusted for any subsequent stock split, dividend, combination, or other recapitalization) (the "Preferred Option Shares") being issued to him/her/it pursuant to Section 1.3 and/or 1.5 above, for the purchase price of $10.00 per share (the "Preferred Repurchase Price") plus accrued dividends. The Preferred Purchase Option shall be exercised by delivery to the Stockholder of a written notice signed by an officer or director of the Company. The Company shall pay for the Preferred Option Shares it has elected to repurchase by cash or, in its sole discretion, delivery to the Stockholder of a Note, in the principal amount of the aggregate Preferred Repurchase Price for the number of shares of Preferred Stock being repurchased. Payment of the Preferred Repurchase Price shall be completed within five business days after notice of the exercise of the Preferred Purchase Option has been delivered to the Stockholder. Upon receipt of the Preferred Repurchase Price, then, notwithstanding that any certificates for the shares of Preferred Stock so called for repurchase shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, and all rights with respect to such Preferred Stock shall immediately cease and terminate. The Stockholders acknowledge that each Note delivered pursuant to this Section 1.8(a) shall be subordinate to the Societe Generale promissory note described in Section 1.4 and that no payments shall be made on any such Note until the Societe Generale promissory note shall have been fully paid and discharged.

               All certificates representing any Preferred Option
Shares subject to the provisions of this Agreement shall bear a legend referencing the restrictions imposed by this Agreement.

Distributions. Notwithstanding the foregoing, the Company shall apply any funds of the Company to be used for repurchases under Sections 1.5 and 1.8 toward the repurchase of the Common Option Shares, pro rata, and then to the repurchase of the Preferred Option Shares, pro rata. In addition, the Company agrees that so long as any of the Preferred Option Shares remain outstanding, no dividends shall be paid and no distributions shall be made from the Net Available Cash Flow of the Company for any purpose other than purchase of the Common Option Shares or the retirement of the Preferred Shares. For purposes of this Agreement, "Net Available Cash Flow" shall mean the net amounts received by the Company in connection with any sale of the Company's business assets after the date hereof, or the issuance of any stock or debt  by  the  Company,  or  the net amount  resulting  from  any business operation(s) conducted by the Company, but shall not include (i) any amount used or set aside to retire the outstanding promissory note issued by the Company to Societe Generale or (ii) such additional amount, not to exceed $1,000,000 in any calendar year, that the Company shall apply or set aside to apply to the payment of reasonable operating expenses of the Company.

MUTUAL RELEASES
Release of the Company by the Stockholders. For and in consideration of the promises, agreements and releases provided herein, each of the Stockholders hereby releases and discharges the Company, and any of its managers, directors, officers, partners, agents, attorneys, assureds, employees, past and present, heirs, executors, administrators, successors and assigns from any and all actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Company and its principals, managers, directors, officers, partners, agents, attorneys, assureds, employees, past and present, heirs, executors, administrators, successors and assigns such Stockholder ever had, now has, or hereafter can, shall or may have upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement. However, nothing contained herein (or in Section 2.2) shall in any way affect the right of the Stockholders to enforce their rights and remedies under this Agreement.
Release of Company Affiliates by the Stockholders. The Company agrees to use its best reasonable efforts to obtain releases for the Stockholders from its affiliates in the form of the release contained in Section 2.3. As to each affiliate from which the Company has obtained such a release for the benefit of the Stockholders, Stockholders hereby agree to release and discharge such affiliate, and any of their managers, directors, officers, partners, agents, attorneys, assureds, employees, past and present, heirs, executors, administrators, successors and assigns from any and all actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the Company and its principals, managers, directors, officers, partners, agents, attorneys, assureds, employees, past and present, heirs, executors, administrators, successors and assigns such Stockholder ever had, now has, or hereafter can, shall or may have upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement. For purposes of this Article II, the term "affiliates" means, without limitation, Catskill Development, Watertone Holdings, LP, a Delaware limited partnership, BKB, LLC, a New
York limited liability company, Americas Tower Partners, a New York general partnership, Monticello Realty L.L.C., a Delaware limited liability company, Alpha Monticello, Inc., a Delaware corporation, Clifford A. Ehrlich, a resident of Sullivan County, New York, Shamrock Strategies, Inc., a Delaware corporation, and Fox Hollow Lane, LLC, a New York limited liability company. Release of the Stockholders by the Company. For and in consideration of the promises, agreements and releases provided herein, the Company and its managers, directors, and officers hereby release and discharge the Stockholders and their agents, attorneys, assureds, past and present, heirs, executors, administrators, successors and assigns from any and all actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, which against the

Stockholders,  their
agents, attorneys, assureds, past and present, heirs, executors, administrators, successors and assigns the Company ever had, now has or hereafter can, shall or may have upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement. However, nothing contained herein shall in any way affect the right of the Company to enforce its rights and remedies under this Agreement.

STOCKHOLDERS Representations and Warranties
Each  of the Stockholders hereby represents and warrants  to  the
Company as follows:
Organization;  No  Conflicts.  To the  extent  indicated  on  the
signature  pages  hereto,  such  Stockholder  is  either  (i)   a
corporation duly organized and validly existing under the laws of
its   state   of  incorporation  or  (ii)  an  individual.   Such
Stockholder represents that it was not organized for the  purpose of making an investment in the Company. None of the execution and delivery  of this Agreement by such Stockholder, the consummation by  such  Stockholder of the transactions contemplated hereby  or compliance by such Stockholder with any of the provisions  hereof shall  violate  any  order, writ, injunction,  decree,  judgment, statute, rule or regulation applicable to such Stockholder or any of  his/her/its properties or assets, in each such case except to the  extent that any conflict, breach, default or violation would not interfere with the ability of such Stockholder to perform the obligations hereunder.
Enforceability.  The execution, delivery and performance of  this
Agreement  by  such  Stockholder and  the  consummation  by  such
Stockholder  of the transactions contemplated hereby  are  within the  powers of such Stockholder and have been duly authorized  by all necessary individual or corporate action, as appropriate,  on the  part  of  such  Stockholder. This Agreement  has  been  duly executed  and  delivered by such Stockholder  and  constitutes  a
legal,   valid   and  binding  obligation  of   the   Stockholder
enforceable  against  such Stockholder  in  accordance  with  its
terms,   subject   to  (i)  applicable  bankruptcy,   insolvency,
reorganization  and moratorium laws, (ii) other laws  of  general
application  affecting  the  enforcement  of  creditors'   rights
generally  and general principles of equity, (iii) the discretion of  the court before which any proceeding therefor may be brought and  (iv)  as  rights to indemnity may be limited by  federal  or state securities laws or by public policy.
Approvals   and  Consents.   No  action,  approval,  consent   or
authorization,  including,  but  not  limited  to,  any   action,
approval, consent or authorization by any governmental or  quasi-
governmental    agency,    commission,    board,    bureau,    or
instrumentality  is necessary or required as to such  Stockholder in  order  to  constitute this Agreement as a valid, binding  and enforceable obligation of such Stockholder in accordance with its terms.
Common  Stock.   Each  Stockholder is the record  and  beneficial
owner  of  all  shares  of Common Stock set forth  opposite  such
Stockholder's  name  on  Schedule 1.6,  free  and  clear  of  any
restrictions  on  transfer,  taxes,  liens,  options,   warrants,
purchase rights, contracts, commitments, equities, claims, and demands. Such Stockholder is not a party to any option, warrant, purchase right, or other contract or commitment that could require such Stockholder to sell, transfer, or otherwise dispose of its Common Stock (other than this Agreement). Moreover, such Stockholder is not a party to any voting trust, proxy, or other agreement or understanding with respect to its Common Stock.
Investment Representations.
               Such Stockholder is acquiring the Preferred Stock set forth opposite his/her/its name on Schedule 1.5 solely for his/her/its own account as an investment and not with a view to any distribution or resale thereof within the meanings of such terms under the Securities Act of 1933, as amended (the "Securities
Act").

       Such Stockholder has such knowledge, experience and skill in business and financial matters that such Stockholder is capable of evaluating the merits and risks of an investment in the Preferred Stock.

       Such  Stockholder  (i) has received all  information  that he/she/it deems reasonably necessary to make an informed investment decision with respect to an investment in the Preferred Stock; (ii) has had the opportunity to make such investigation as he/she/it desires regarding the Company and an investment therein and (iii) has had the opportunity to ask questions of representatives of the Company concerning the Company.

       Such  Stockholders  understands that he/she/it  must  bear the economic risk of an investment in the Company for an uncertain period of time because (i) the Preferred Stock has not been registered under the Securities Act and applicable state securities laws and (ii) the Preferred Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Preferred Stock or an available exemption from registration under the Securities Act, the Preferred Stock must be held indefinitely. In particular, such Stockholder is aware that the Preferred Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. In this connection, such Stockholder represents that he/she/it understands that under Rule 144, the Preferred Stock must be held for at least one year after purchase thereof from the Company prior to resale (two years in the absence of public current information about the Company) and that, under certain circumstances, the conditions for use of Rule 144 include the availability of public current information about the Company, that sales be effected through a "broker's transaction" or in transactions with a "market maker," and that the number of shares being sold not exceed specified limitations. Such public current information about the Company for purposes of Rule 144 is presently not available, and may not be publicly available in the future.

       Such   Stockholder  understands  that,  in  addition   the
          legends described above in Article I, the certificates evidencing the Preferred Stock may bear one or all of the following legends:

                 "The shares represented by this certificate have not
been   registered   under  the  United  States   Securities   Act
of   1933.   They   may   not   be  sold,   offered   for   sale,
pledged,   hypothecated   or   otherwise   transferred   in   the
absence   of   a   registration   statement   in   effect    with
respect  to  such  shares  under  such  Act  or  an  opinion   of
counsel    or    other   evidence   satisfactory   to    Sporting
Magic,   Inc.   and   its  counsel  that  such  registration   is
not required."

               (i)  Any legend required by any other jurisdiction.

Broker's Fees. Neither such Stockholder nor any of its stockholders, directors, officers, employees or agents, if any, has retained, employed or used any broker or finder in connection with the transactions provided for herein or in connection with the negotiation thereof.

ADDITIONAL REPRESENTATIONS AND WARRANTIES
In addition to those representations made by BG in Article III, BG further represents and warrant to the Company as follows:
Catskill Interest. BG is the record and beneficial owner of the Catskill Interest, free and clear of any restrictions on transfer, taxes, liens, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. BG is not a party to any option, warrant, purchase right, or other contract or commitment that could require it to sell, transfer, or otherwise dispose of its Catskill Interest (other than this Agreement). Moreover, BG is not a party to any voting trust, proxy, or other agreement or understanding with respect to its Catskill Interest.

COMPANy Representations and Warranties
Organization;  No  Conflicts.  The  Company  is  duly  organized, validly existing and in good standing in its jurisdiction of organization and has all of the requisite power and authority to enter into this Agreement and to assume and perform its obligations hereunder. None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or compliance by the Company with any of the provisions hereof shall violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to the Company or any of its properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere with the ability of the Company to perform the obligations hereunder.
Power, Authorization and Validity. The Company has the right, power, legal capacity and authority: (a) to carry on its business as now conducted and as proposed to be conducted and (b) subject to stockholder approval of this Agreement, to enter into and perform all of its obligations under this Agreement and all other agreements to which the Company is or will be a party that are required to be executed pursuant to this Agreement (collectively with this Agreement, the "Company Merger Agreements"). The Common Option Shares subject to the Proxy represent a sufficient number of shares to approve and adopt this Agreement.
Catskill Interest. The Company is authorized to receive the Catskill Interest and exercise all of the rights of BG thereunder in accordance with the terms and conditions of the First Amended and Restated Operating Agreement between the members of Catskill Development, dated January 1, 1999.

General Provisions
Entire Agreement; Amendment and Waiver. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties with
respect  to  such  subject  matter.   Any
amendments  hereto  or
modifications hereof must be made in writing and executed by each of the parties hereto.
Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties and their respective successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.
Governing Law; Venue, Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflict of laws principles. Each party hereto hereby irrevocably submits to the exclusive personal and subject matter jurisdiction of the United State District Court for the Southern District of New York and the Supreme Court of the State of New York located in the borough of Manhattan over any suit action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives to the fullest extent permitted by law, (a) any objection that they may now or hereafter have to the venue of such suit, action or proceeding brought in any such court; and (b) any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Final judgement in any suit, action or proceeding brought in any such court shall be conclusive and binding upon each party duly served with process therein and may be enforced in the courts of the jurisdiction of which either party or any of their property is subject, by a suit upon such judgement.
Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the maximum extent possible.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.



[Signature Page Follows]

[COUNTERPART SIGNATURE PAGE TO RECAPITALIZATION AGREEMENT BETWEEN
ALPHA  HOSPITALITY CORPORATION, ALPHA MONTICELLO, INC., BRYANSTON
GROUP,  INC., STANLEY TOLLMAN, BEATRICE TOLLMAN AND MONTY HUNDLEY
DATED DECEMBER 10, 2002]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be made and executed on the date first above written.

                                   THE COMPANY:

                                   ALPHA HOSPITALITY CORPORATION


                                   By:
                                   ______________________________
                                          Name:
                                          Title:

                                   ALPHA

                                   ALPHA MONTICELLO, INC.


                                   By:
                                   ______________________________
                                          Name:
                                          Title:

                                   THE STOCKHOLDERS:

                                   BRYANSTON GROUP, INC.


                                   By:
                                   ______________________________
                                          Name:
                                          Title:


                                   ______________________________
                                   ___
                                   Stanley Tollman


                                   ______________________________
                                   ___
                                   Beatrice Tollman


                                   ______________________________
                                   ___
                                   Monty Hundley

                            EXHIBIT A

            CERTIFICATE OF THE DESIGNATIONS, POWERS,
                     PREFERENCES AND RIGHTS
                            OF THE
                    SERIES E PREFERRED STOCK
                   ($.01 par value per share)

                               of

                  ALPHA HOSPITALITY CORPORATION
                     a Delaware Corporation

                           __________

                Pursuant to Section 151 of the
        General Corporation Law of the State of Delaware

                           __________

     ALPHA HOSPITALITY CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That, pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of said Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, there hereby is created, out of the 5,000,000 shares of Preferred Stock of the Corporation authorized in Article FOURTH of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred stock consisting of 1,730,697 shares, $.01 par value per share, to be designated "Series E Preferred Stock," and to that end the Board adopted a resolution providing for the designations, powers, preferences and rights, and the qualifications, limitations and restrictions, of the Series E Preferred Stock, which resolution is as follows:

          RESOLVED, that the Certificate of the Designations, Powers, Preferences and Rights of the Series E Preferred Stock ("Certificate of Designation") be and is hereby authorized and approved, which Certificate of Designation shall be filed with the Delaware Secretary of State in the form as follows:

          1. Designations and Amount. One Million Seven Hundred Thirty Thousand Six Hundred Ninety Seven (1,730,697) shares of the Preferred Stock of the Corporation, $.01 par value per share, shall constitute a class of Preferred Stock designated as "Series E Preferred Stock" (the "Series E Preferred Stock").

          2.   Dividends.

                (a) The holders of shares of Series E Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation (the "Board") out of assets of the Corporation legally available for payment, a cash dividend at the rate of 8% of the Liquidation Value (or $.80) per annum per share of Series E Preferred Stock (the "Preferred Dividend"), payable only as provided in Section 2(b) hereof. The Preferred Dividend shall accrue and shall be cumulative from the date of initial issuance of such share of Series E Preferred Stock. The amount of the Preferred Dividend that shall accrue for the initial dividend period and for any period shorter than a full dividend period shall be computed on the basis of a 360-day year of twelve 30-day months.

                (b) The Preferred Dividend shall be payable (whether or not declared by the Board) upon the effective date of the earliest of a (i) redemption of the Series E Preferred Stock in accordance with Section 6 hereof or (ii) Liquidation (as hereinafter defined).

          3. Rights on Liquidation, Dissolution or Winding Up, Etc. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (each, a "Liquidation"), no distribution shall all be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the holders of the Series E Preferred Stock unless, prior thereto, the holders of such shares of Series E Preferred Stock shall have received $10.00 per share (the "Liquidation Value"), plus an amount equal to all accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment. For purposes of this Certificate of Designation, each of (1) the sale, conveyance, exchange or transfer of all or substantially all of the property and assets of the Corporation or (2) the consolidation or merger of the Corporation with or into any other corporation, in which the stockholders of the Corporation immediately prior to such event do not own a majority of the outstanding shares of the surviving corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation.

          4.    Rank.  The Series E Preferred Stock  shall  rank,
with respect to the payment of dividends and the distribution  of
assets,  senior  to  all  series  of  any  other  class  of   the
Corporation's Preferred Stock.

          5.    Voting Rights.  The holders of Series E Preferred
Stock shall not be entitled to vote on any matter except as required by law.

          6. Redemption. The Corporation, at the option of the Board, may redeem the whole or any part of the Series E Preferred Stock at any time outstanding, at any time or from time to time, by paying the redemption price of $10.00 per share, plus accrued dividends, in cash or, in its sole discretion, by delivery of a
Note in the form attached hereto as Exhibit A, for each share of Series E Preferred Stock so to be redeemed plus dividends accrued thereon at the date fixed for redemption. In the case of the redemption of only a part of the Series E Preferred Stock at the time outstanding, the Corporation shall select by lot or in such other manner as the Board may determine the shares to be redeemed. The Board shall have full power and authority, subject to the limitations and provisions contained herein, to prescribe the manner in which and the terms and conditions upon which the Series E Preferred Stock shall be redeemed from time to time. If the Board has elected to redeem such Series E Preferred Stock by paying cash and on or before the date fixed by the Board for redemption the funds necessary for such redemption shall have been set apart so as to be and continue to be available therefor, then, notwithstanding that any certificates for the shares of Series E Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so fixed, and all rights with respect to such shares of Series E Preferred Stock so called for redemption shall immediately on such redemption date cease and terminate, except only the right of the holders thereof to receive the redemption price therefor, but without interest. None of the Series E
Preferred Stock acquired by the Corporation by redemption or otherwise shall be reissued or disposed of but shall from time to time be retired in the manner provided by law.

          7. No Pre-emptive Rights. No holder of shares of Series E Preferred Stock will possess any preemptive rights to subscribe for or acquire any unissued shares of capital stock of the Corporation (whether now or hereafter authorized) or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares of capital stock of the Corporation.

          IN WITNESS WHEREOF, Alpha Hospitality Corporation has caused this Certificate of Designation to be executed this 9th day of December, 2002.


                              ALPHA HOSPITALITY CORPORATION



                              By:
                                 Name:
                                 Title:

                            EXHIBIT B

                   [Letterhead of Stockholder]


                   Certificate of Satisfaction


                                                December   , 2002

Alpha Hospitality Corporation
707 Skokie Boulevard, Suite 600,
Northbrook, IL 60062

Ladies and Gentlemen:

This will confirm that upon receipt by [Full Name of Stockholder] ("Stockholder") of ___ shares of Series E Preferred Stock of Alpha Hospitality Corporation ("Alpha"), such receipt shall serve as full and complete satisfaction of the $[________________] in indebtedness currently due from Alpha to Stockholder.




STOCKHOLDER




By:___________________________

                            EXHIBIT C
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.
ALPHA HOSPITALITY CORPORATION

Subordinated Promissory Note

_________________, 2003
$______________

Alpha Hospitality Corporation, a Delaware corporation (together with its successors and assigns, the "Issuer"), for value
received,   hereby   promises   to   pay   to   the   order    of
__________________________________ (together with its successors, transferees and assigns, the "Noteholder") the principal sum of _____________________________ (the "Note Amount"), in the amounts and on the dates ("Note Amount Repayment Date") set forth below:
    Date                        Amount
    (1   Year  Anniversary   of (13.33%    of   the    Note
    Note)                       Amount)
    (18  Month  Anniversary  of (17.78%    of   the    Note
    Note)                       Amount)
    (2   Year  Anniversary   of (22.22%    of   the    Note
    Note)                       Amount)
    (30  Month  Anniversary  of (26.67%    of   the    Note
    Note)                       Amount)
    (3   Year  Anniversary   of (20.00%    of   the    Note
    Note)                       Amount)

Interest. The Issuer further promises to pay interest on the unpaid Note Amount from the date hereof until the Note is paid in full (whether at maturity or prepayment), payable on each Note Amount Repayment Date, at the simple interest rate of seven percent (7%) per annum.
Prepayment. The Issuer may at its option, at any time or from time to time, prepay this Note (and accrued interest), in whole or in part, without premium or penalty. Any such optional prepayment shall be applied to reduce the unpaid Note Amount installments, in direct order of maturity (such that the Note Amount next due shall be repaid first).
     Issuer Register. The Issuer shall keep a register at its principal place of business (the "Register") in which it shall enter the Noteholder's name and address as set forth above. For the purpose of paying principal and any interest on this Note, the Issuer shall be entitled to rely on the name and address in the Register.
Transfer. This Note is neither assignable nor transferable by the Noteholder without the Issuer's prior written consent.
No Waiver. No failure by the Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. Acceleration. In case one or more of the following events ("Events of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation  of  any
administrative or governmental body) shall have occurred  and  be continuing:
failure by the Issuer to pay all or any part of the Note Amount within ten (10) business days after the same shall become due and payable; or
failure by the Issuer to pay all or any part of the interest on the Note within ten (10) business days after the same shall become due and payable; or
the Issuer becomes the subject of any voluntary bankruptcy, insolvency or similar proceeding, or any involuntary bankruptcy, insolvency or similar proceeding not stayed or dismissed within sixty (60) days of filing, then:  (i) except in the case of an Event of Default specified in
Section 6(c) hereof, the Noteholder, by notice in writing to the Issuer, may declare the aggregate Note Amount to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable and (ii) if an Event of Default specified in Section 6(c) occurs, the Note Amount shall become and be immediately due and payable without any declaration or other act on the part of the Noteholder.
No Action. The Issuer shall not by any action, including, without limitation, amending its certificate of incorporation through any reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, winding up, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be reasonably necessary or appropriate to protect the rights of the Noteholder against impairment.
Costs; Expenses. Should the Noteholder initiate an action to enforce the provisions of this Note, then the prevailing party in such action, as determined by the court, agency, tribunal or other body with jurisdiction over the action, shall be reimbursed its reasonable fees and out-of-pocket expenses of counsel in connection with such action.
Amendment. This Note may only be amended by a written instrument or instruments executed by both the Issuer and the Noteholder. Senior Debt. This Note shall be senior to all existing and future indebtedness of the Issuer other than indebtedness created pursuant to that certain promissory note issued by the Issuer to Societe Generale on December 9, 2002 for the principal sum of $1,600,000.
Waivers.   The Issuer hereby waives any requirements  of  demand,
presentment for payment, notice of dishonor, notice of protest and protest.
Governing Law; Forum. This agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York without reference to the choice of laws provisions thereof. Any action, suit or proceeding initiated by any party hereto against any other party hereto under or in connection with this Note shall be brought in any state or federal court in the State of New York. Each party hereto submits itself to the exclusive jurisdiction of any such court, waives any claims of forum non conveniens and agrees that service of process may be effected on it by the means by which notices are to be given pursuant to this Note.
Notices. All notices (including other communications required or permitted) under this Note must be in writing and must be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested, (c) by a generally recognized courier or messenger service that provides written acknowledgment of receipt by the addressee or (d) by facsimile or other generally accepted means of electronic transmission with a verification of delivery. Notices are deemed delivered when actually delivered to the address for notices. Notices to the Noteholder must be given to its last known address appearing on the Register and notices to the Issuer must be given at its principal place of business. Any party may furnish, from time to time, other addresses for notices to it.

IN WITNESS WHEREOF, Issuer has caused this Note to be executed by its officer thereunto duly authorized as of the date first above written.

                                                ALPHA HOSPITALITY
          CORPORATION

                              By:________________________________
                              _
                                   Name:
                                   Title:

                          SCHEDULE 1.5

  Debtholder        Debt Being         Number of Shares of
                     Forgiven         Preferred Stock to be
                    at Closing          Issued at Closing
Bryanston           $1,570,126              157,013
Group, Inc.
Stanley Tollman     $1,528,167              152,817
Monty Hundley         $266,667               26,667


                          SCHEDULE 1.6

  Stockholder     Common       Number of      Principal Amount of
                Repurchase   Common Option     Notes to be Issued
                   Price         Shares         Upon Exercise of
                                                     Option
Bryanston          $2.12       2,326,857           $4,932,937
Group, Inc.
Beatrice           $2.12         66,000              $139,920
Tollman